Exhibit 32.2
SECTION 1350 CERTIFICATION
In connection with the Quarterly Report of Huntington Bancshares Incorporated (the “Company”) on Form 10-Q for the three months ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zachary Wasserman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Zachary Wasserman
Zachary Wasserman
Chief Financial Officer
July 29, 2025